RELMADA THERAPEUTICS

Innovations in Pain Medicine™

September 2014

Disclaimer and Safe Harbor Statement

Disclaimer

- The contents of this presentation and the information which you are given at the time of these slides and the presentation have not been approved by an authorized person within the meaning of the Financial Services and Markets Act 2000 (the "Act"). Reliance on this presentation and its slides for the purpose of engaging in investment activity may expose an individual to a significant risk of losing all of the property or other assets invested. This presentation does not constitute or form part of any offer for sale or subscription or solicitation of any offer to buy or subscribe for any securities in Relmada Therapeutics, Inc. ("RLMD" or the "Company") nor shall it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever. No reliance may be placed for any purpose whatsoever on the information contained in these slides or presentation and/or opinions therein. These slides and the presentation are exempt from the general restriction (in section 21 of the Act) on the communication of invitations or inducements to engage in investment activity on the grounds that it is made to: (a) persons who have professional experience in matters relating to investments who fall within Article 19(1) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"); or (b) high net worth entities and other persons to whom it may otherwise lawfully be communicated, falling within Article 49(1) of the Order (all such persons together being referred to as "relevant persons"). Any person who is not a relevant person should not rely on this presentation or any of its contents and all persons (whether relevant persons or otherwise) are recommended to seek their own independent financial advice from a person authorized for the purposes of the Act before engaging in any investment activity involving the Company's securities.

Safe Harbor Statement

- This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the private securities litigation reform act of 1995. Such forward-looking information and statements are based on the current estimates and projections of the Company or assumptions based on information currently available to the Company. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of revenues, future national or regional economic and competitive conditions, difficulties in developing the Company's technology platforms, retaining and expanding the Company's customer base, fluctuations in consumer spending on the Company's products and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation. Any forward-looking statements or information in this presentation speak only as at the date of this presentation.

Investment Highlights

- Robust portfolio of four drugs in development that address unmet needs in the largest drug prescription market in the world: the treatment of pain
- Three products combine proven drug candidates with novel delivery methods to create new drugs with new indications, while the fourth is a new entity
- A low cost, low risk drug development strategy that provides the ability to bring products to market faster for three of our four products
- A risk balanced, therapeutically focused product portfolio mitigates development risk while promising significant upside
- Highly experienced drug development leadership and a world class Scientific Advisory Board provide the expertise to efficiently advance product development

Value Creation Development



Shareholder Value

July 2012

- First close of Series A preferred stock private placement
- Restarted operations

May 2014

- **Attracted stellar talent to the company**
  - ✓ Eliseo Salinas, MD, President & Chief Scientific Officer
  - ✓ Douglas Beck, CPA, Chief Financial Officer
  - ✓ Shreeram N. Agharkar, Ph.D, Director
  - ✓ Nabil M. Yazgi, MD, Director
- **Closed $8M Series A Preferred Stock private placement in September 2013**
- **Completed the acquisition of the remaining stake of Medeor, Inc on December 31, 2013**
- **LevoCap ER**
  - ✓ Manufactured GMP product
  - ✓ Completed successful Phase I/II study
- **d-Methadone**
  - ✓ Manufactured GMP product
  - ✓ Further strengthen IP
- **BuTab ER**
  - ✓ Achieved proof of concept in animals for gastrointestinal bioavailability, a new discovery
- **MepiGel**
  - ✓ Completed successful preclinical development
- **Raised $28 Million in Going Public Transaction in May/June 2014**

Core Team

Team	Background
Sergio Traversa, PharmD Chief Executive Officer	♦ Former CEO of Medeor, Inc. (Acquired by Relmada) ♦ 25+ years of management and investment experience in healthcare as a Portfolio Manager & Sr. Pharmaceutical Analyst (Mehta & Isaly, ING Barings, Merlin BioMed & Rx Capital) and in industry (Eli Lilly, J&J) ♦ MBA, Finance at New York University; Laurea of Pharmacy at the University of Turin
Eliseo O. Salinas MD, MSc President & Chief Scientific Officer	♦ EVP Specialty Pharma Global R&D and Chief Scientific Officer at Shire ♦ EVP and Head of Development and Chief Medical Officer at Elan Pharmaceuticals ♦ SVP Head of R&D and Chief Medical Officer at Adolor Corporation ♦ Head of Worldwide CNS at Wyeth Research ♦ MD, University of Buenos Aires; MS, Pharmacology at the Université Pierre et Marie Curie, Académie de Paris
Douglas Beck, CPA Chief Financial Officer	♦ CFO of Lev Pharmaceuticals (acquired by ViroPharma for $618 million) ♦ CFO at iBio Inc. (NYSE MKT:IBIO) ♦ B.S., Accounting at Fairleigh Dickinson University
Danny Kao, PhD, JD SVP, Pharmaceutical Development Chief IP Counsel	♦ Director, Formulation Development at Endo Pharmaceuticals (NASDAQ:ENDP) ♦ Expert formulator in Opioids, responsible for Oxymorphone (Opana® ER), Oxycodone ER, Morphine ER formulation development ♦ PhD, Pharmaceutics at University of Kentucky; Registed patent attorney at USPTO
Shreeram N. Agharkar, Ph.D Director	♦ Vice President, Deputy Head, Global Chemistry, Manufacturing & Control (GCMC) and Scientific Affairs at Sanofi; Vice President and Head of Global Pharmaceutical Development at Aventis ♦ 40+ years of experience in the pharmaceutical industry, over 30 pharmaceutical products were developed and approved ♦ Ph.D., Pharmaceutics at University of Kansas; M.S., Pharmaceutics at Columbia University
Nabil M. Yazgi, MD Director	♦ 25+ years practiced as General Neurology ♦ MD, at University of Damascus, Syria
Sandesh Seth, MS, MBA Lead Director	♦ Head of Healthcare Investment Banking at Laidlaw & Company (UK) Ltd ♦ Chairman of the Board at Actinium Pharmaceuticals, Inc (NYSE MKT: ATNM) ♦ 20+ years experience in investment banking (Cowen & Co.), equity research (Bear Stearns, Commonwealth Associates) and in industry (Pfizer, Warner-Lambert, SmithKline) ♦ MBA, Finance at New York University; MS, Pharmaceutical Sciences at University of Oklahoma Health Center

Scientific Advisory Board

Team	Background	Team	Background
Nathaniel Katz, MD Chief Executive Analgesic Solutions, LLC	♦ Former Chair FDA Advisory Committee, Anesthesia, Critical Care, & Addiction ♦ Founder, Pain Mgmt Program & Pain Trials Unit, Dana Farber Cancer Institute	**Richard Payne, MD** Professor of Medicine Duke University	♦ Former President, American Pain Society ♦ Former Chief, Pain & Palliative Care at Memorial Sloan-Kettering Cancer Center & MD Anderson Hospital, Houston
Troels Jensen, MD, PhD Professor, Pain Research & Director, Pain Clinic Aarhus University	♦ Past President of the International Association for the Study of Pain (IASP) ♦ Past President of the Scandinavian Association for the Study of Pain (SASP)	**Arthur G. Lipman, PharmD** Professor of Pharmacotherapy Director, Clinical Pharmacology University of Utah	♦ Co-chaired Arthritis Pain Management Guidelines for American Pain Society ♦ Acute & Cancer Pain Management Guideline Panelist for U.S. DHHS
Frank Porreca, PhD Professor of Pharmacology & Anesthesiology University of Arizona	♦ Pharmacology Section Editor, PAIN journal (official publication of the IASP) ♦ Editor, Life Science Journal ♦ 250+ manuscripts, 28+ book chapters	**Arthur Weaver, MD** Clinical Professor of Medicine University of Nebraska	♦ Past President, American College of Rheumatology ♦ Principal investigator in over 115 clinical trials ♦ Published 150+ papers in rheumatology
Cynthia McCormick, MD President McCormick Consultations, LLC	♦ Former Director, FDA's Anesthetic, Critical Care & Addiction Drug Products ♦ Worked at the FDA & NIH for 15+ years	**Raymond Sinatra, MD, PhD** Professor of Anesthesiology Yale University Medical School	♦ Principal investigator for dozens of clinical trials evaluating novel drugs ♦ 200+ scientific papers, articles, abstracts and textbook chapters on pain mgmt

RELMADA THERAPEUTICS

The Market for Pain Drugs

Pain Market Characteristics

- Largest prescription drug market in the world
  - 334 million RXs in US in 2013
- Affects 1.5 billion+ people worldwide
- Most frequent reason for physician visits in the United States
- Affects more Americans than diabetes, heart disease and cancer combined
- US annual economic cost of health care due to pain is in excess of $560 billion

An Unsatisfied Market

- Better pain drugs are needed
  - Only 55% feel their pain is "under control"
  - Only 23% believe their pain medications are "very effective"
- The unmet medical need allows new pain drugs to expand the market rather than interfere with existing products
- Greater demand exists for new Extended Release* (ER) products because of their limited availability in the market today

* **Extended Release** refers to a mechanism used in pill tablets or capsules to dissolve slowly and release a drug over time. They can be taken less often than immediate release formulations of the same drug and keep steadier levels of the drug in the bloodstream.

Source: American Pain Foundation, IMS Health

Large Market

2013 RXs	2013 Sales


US Market Data
104 M
230 M
NARCOTIC
NON-NARCOTIC


US Market Data
$4.7 B
$8.3 B

Selected RXs

Brand Name	Product	2013 RXs
Oxycontin	Oxycodone	5.9 M
Vicodin*	Hydrocodone/apap	126.5 M
Lidoderm	Lidocaine patch	3.9 M
Fentanyl*	Fentanyl	6.7 M
Opana ER	Oxymorphone	0.8 M

Selected Sales

Brand Name	Product	2013 Sales
Oxycontin	Oxycodone	$2,535 M
Vicodin*	Hydrocodone/apap	$1,051 M
Lidoderm	Lidocaine patch	$948 M
Fentanyl*	Fentanyl	$862 M
Opana ER	Oxymorphone	$386 M

* Including Generics

Source: IMS Health

Classifying Pain

Types of Pain



Relmada's Target Market
Pain
Acute
Chronic
Nociceptive
Neuropathic
Mixed
Visceral
Central
Peripheral
♦ Post-surgical pain
♦ Headache
♦ Trauma
♦ Osteoarthritis
♦ Rheumatioid arthritis
♦ Post-stroke
♦ Multiple sclerosis
♦ Spinal cord injury
♦ Phantom pain
♦ Post-herpetic neuralgia
♦ Diabetic neuropathy
♦ HIV related neuropathic pain
♦ Lower back
♦ Cancer
♦ Fibromyalgia
♦ Internal organs
♦ Pancreatitis
♦ Inflammatory bowel syndrome

RELMADA THERAPEUTICS

Relmada's Multi-Product Approach

Relmada's products target every level of the pain spectrum

Pain Intensity	Products in Market	Products in Market 2013 Sales ($M)	Relmada Products
Severe	Kadian®**	$ 264	LevoCap ER
	Avinza®	$ 114	
	Opana®**	$ 386	
	Nucynta®	$ 236	
	OxyContin®	$ 2,535	
Moderate	Vicodin®*	$ 1,051	BuTab ER
	Ultram®*	$ 173	
	BuTrans®	$ 134	
	Suboxone®	$ 1,404	
	Lyrica®	$ 4,595	d-Methadone
	Cymbalta®	$ 5,084	
	Gabapentin®**	$ 2,723	
Mild	Lidoderm®**	$ 948	MepiGel

*Includes generics; ** Peak Sales

Source: IMS Health, Company Annual Report

RELMADA THERAPEUTICS

Chief Scientific Officer Key Career Drug Approvals

An impressive track record developing successful drugs

Company	Product	Sales Type	Peak Sales
élan	TYSABRI (natalizumab)	Worldwide	$1,631 M
élan	sonata	USA	$120 M
Shire	Vyvanse	USA	$1,228 M
Shire	Lialda (mesalamine) 1.2g	USA & Europe	$529 M
Shire	intuniv (guanfacine)	USA	$335 M
Shire	ADDERALL XR	North America	$1,102 M
Shire	FOSRENOL (lanthanum carbonate)	Worldwide	$441 M
Shire	Daytrana (methylphenidate transdermal system)	USA	$79 M
Wyeth	EFEXOR XR	Worldwide	$3,928 M

Source: MedTrack

Robust Product Portfolio

Significant value creation possible in 12-18 months due to accelerated development timelines

Current Stage of Development — Projected Stage of Development in 12-18 months

Product	Description	Indication	R&D	Preclin.	Phase 1	Phase 2	Phase 3
LevoCap ER	Extended Release Abuse Resistant	Moderate/Severe Chronic Pain					
d-Methadone	NMDA Antagonist	Neuropathic Pain					
MepiGel	Non-greasy topical gel Local Anesthetic	PHN* HIV NP**					
BuTab ER	DEA C III Opioid Low Abuse Potential	Moderate Chronic Pain / Addiction					



* **PHN** (Postherpetic Neuralgia) ** **HIV-NP** (HIV-associated Neuropathy)

RELMADA THERAPEUTICS

Development Strategy Benefits – 505(b)(2)

505(b)(2) Strategy allows Relmada to bring repurposed drugs to market faster and at a fraction of the cost of typical drug development

- The 505(b)(2) application: the sponsor can reference to an approved product for preclinical, safety and efficacy data
- Allows companies to bring products to the market at lower risk, lower cost, and faster than typical drug development
- Encourages innovation and eliminates costly and time consuming duplicate clinical studies

LevoCap ER – Lead Product

Why Levorphanol?

- Pharmacologically differentiated from morphine, oxycodone and all strong opioids
- Large clinical experience with IR form in chronic pain
- Multimodel mechanism of action can be basis for successfully launching a once daily product
- Approved label for IR:"management of pain where an opioid analgesic is appropriate"

Potential Large Target Populations

- Cancer pain
- Chronic non-cancer pain
  - Osteoarthritis
  - Low back pain
  - Idiopathic pain
- Neuropathic pain

Dosage Form Consideration

- Once-a-day extended release formulation
- Abuse deterrent/Tamper Resistant
- Cannot be easily crushed, melted, filtered or aspirated into syringe
- Small capsule size
- Simple manufacturing process

How LevoCap ER Works

Levorphanol's multi-modal mechanism of action provides for a more robust efficacy profile and potentially could be used alone for patients who take multiple drugs

<u>**Opioid Mechanism**</u>

Ascending Pathways

Works to inhibit pain by binding to opioid receptors



Ascending Pathways
Descending Pathways

<u>**Non-Opioid Mechanism**</u>

Descending Pathways

Serotonin-Norepinephrine Reuptake Inhibitors (SNRIs) affect the nerve cells in the brain and inhibit the reuse of specific neurotransmitters (serotonin & norepinephrine) to enhance inhibition of pain signaling

LevoCap ER Market Potential Survey Report


Product Profile Evaluation
Topline Report
Augur Health
May 28th, 2013
ORCInternational

- The survey evaluated the potential for LevoCap ER in the opioid / pain management space
- It was conducted with a mix of 150 physicians specializing in pain management
- Current prescribing habits show that opioids are generally prescribed in combination with other pain relievers in approximately 90% patients
- After learning about its multi-modal mechanism of action, 75% of the physicians interviewed showed high interests in using the new form of levorphanol

Neuropathic Pain – An Unresolved Disease

Neuropathic pain represents a large market opportunity ready for a new effective entry

- Neuropathic pain is a result of a malfunctioning of the nervous system and includes post herpetic neuralgia (PHN), painful diabetic neuralgia (PDN), and HIV-related neuralgia
- An estimated 5 million people suffer of neuropathic pain in the US only with very few and only modestly effective treatment alternatives
- An effective and safe drug for neuropathic pain will have a huge market potential

Approved Drugs for Neuropathic Pain

				Approved Indication		
Brand	2013 Sales	Active Ingredient	Dosage Form	PHN	PDN	HIV-RN
Lidoderm*	$948 M	Lidocaine	Patch	✓		
Neurontin*	$2.7 B	Gabapentin	Tablet	✓		
Lyrica	$4.6 B	Pregabalin	Capsule	✓	✓	
Cymbalta	$5.1 B	Duloxetine	Capsule		✓	
Qutenza	NA	Capsaicin	Patch	✓		

Large Market Potential



Projected Number of Painful Diabetic Neuropathy Cases
(occurs in 10 to 20% of patients with diabetes)
Number of PDN Cases (in mm)
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
United States
Europe
Japan

* Peak Sales

Source: IMS Health Data; Decision Resources report, "Chronic Pain," November 2011

RELMADA THERAPEUTICS

d-Methadone – Significant Upside Potential

Potential blockbuster drug to treat neuropathic pain

Features and Benefits

- Created by separating the d- from l- isomer of methadone
- Potential to provide pain relief without the addiction hazard of methadone
- Promising results in a Phase I/IIa study

	d-Methadone	l-Methadone
	Expected Profile	**Known Profile**
	(non opioid)	**(opioid)**
Pain Relief	☺	☺
Constipation	☺	☹
Nausea	☺	☹
Vomiting	☺	☹
Drowsiness	☺	☹
Addiction	☺	☹

Potential to Redefine the Market

- High risk, high reward opportunity
- Leverages research from Cornell University and Memorial Sloan Kettering Cancer Center
- d-Methadone may represent a new stand-alone class of drugs with blockbuster potential in pain treatment
- Will compete in the chronic pain market
- Existing methadone usage in pain treatment provides a springboard for commercial success

BuTab ER – Dual Purpose Product

The first form of buprenorphine in a tablet for use in pain and treating addiction

Features and Benefits

- Only tablet form of buprenorphine for use in pain treatment
  - Other forms Butrans® (patch) & Suboxone® (for opioid addiction only) have combined sales of $1.6 billion+
- Two indications: chronic, moderate to severe pain and opioid addiction
- Can go directly into Phase III (no Phase II study required)

Product Differentiation

- The only ER DEA Schedule-III opioid
- Creates significant market potential

	BuTab ER	Other ER Opioids
	Schedule-III	**Schedule-II**
Use	Pain & Addiction	Pain Only
Prescription	Phone/Fax	Written Only
Refills	Yes	No
Addiction Potential	Lower	Higher
Side Effects	Lower	Higher

- Examples of Schedule-II opioids include OxyContin® and Opana® ER

Market Potential of BuTab ER

BuTab ER can compete in the $8.3 billion opioid market for pain and the $1.5 billion market for opioid addiction if approved

1st Indication

Precedence in Pain Treatment

- Butrans® is a recently launched patch formulation of buprenorphine
- Sales growth suggests a growing interest among physicians in buprenorphine for chronic pain treatment


Butrans® - Prescription Sales Since Launch
Sales ($Million)
0
10
20
30
40
50
60
70
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Launch Year (2011)

2nd Indication

Buprenorphine Treating Addiction

- Number of opioid addicts in the US is 2 million+ and growing
- Easy access to physicians through a small and concentrated prescriber base
  - Less than 1% of physicians wrote 90% of buprenorphine prescriptions in the US


US Sales of Buprenorphine Treating Addiction
U.S. Sales (Billions)
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
0.2
0.4
0.6
1.0
1.1
1.2
1.5
1.5
2006 2007 2008 2009 2010 2011 2012 2013

MepiGel – Disruptive Topical Delivery System

First topical gel dosage form of any local anesthetic for the treatment of neuropathic pain

Features and Benefits

- Received two FDA orphan drug designations
  - "the management of postherpetic neuralgia*"
  - "the treatment of painful HIV-associated neuropathy**"

- 7-year market exclusivity upon FDA approval for each indication

- The gel can be used alone or in combination with oral pain therapies such as Lyrica® and Cymbalta® providing significant market potential

- The gel form provides a number of advantages over existing patch forms of treatment

* **Postherpetic neuralgia** is long-term, chronic pain that develops after a shingles infection occurs

** **HIV-associated neuropathy** involves burning sensations predominately in the feet caused by HIV infection and HIV drugs

Market Potential of MepiGel

MepiGel will compete directly with Lidoderm® patch and its $948 million in sales if approved

Advantages of a gel over the Lidoderm® Patch

- Better efficacy
  - Greater skin penetration
  - Greater skin retention
- Easier to use and more practical
  - Patch has poor adhesion to hands, feet and hairy skin

Lidoderm® Sales



US Market Data
U.S. Sales (Millions)
1000
900
800
700
600
500
400
300
200
100
0
567
706
765
764
783
825
948
2006
2007
2008
2009
2010
2011
2012

Near-term Value Drivers

Multiple development milestone potential in next 12-18 months as Relmada's products advance to a new stage of development

- **LevoCap ER**
  - Transfer manufacture technology
  - FDA end of Phase II meeting
  - Start Phase III
- **d-Methadone**
  - File new IND/CTA
  - FDA Meeting
  - Start Phase II
- **BuTab ER**
  - File IND/CTA
  - Start GMP manufacture for Phase I
  - Start/complete Phase I
- **MepiGel**
  - File IND
  - FDA Meeting
  - Start/complete Phase I

- **Uplisting to National Exchange**
- **Research Coverage**
- **Potential Partnerships**

Licensing

Licensing activity can be significant driver of value creation

all figures in $M

Company	Exchange: Ticker	Product	Deal Description	Deal Size	Market Cap at Deal Announcement	Market Value Added After Deal 1 Day	Market Value Added After Deal 15 Days
Xenon Pharmaceuticals	Private	XEN402	TEVA signs licensing deal agreement for Xenon pain drug	**376**	Private	n/a	n/a
BioDelivery Sciences International	NasdaqCM:BDSI	BEMA Buprenorphine	BioDelivery (BDSI), Endo (ENDP) Enter BEMA Buprenorphine License Agreement	**180**	24.83	29.86	37.84
Labopharm Europe	Acquired	Ryzolt	Labopharm signs license agreement with Purdue Pharma for RYZOLT(TM)	**170**	136.72	29.56	30.96
Pain Therapeutics	NasdaqGS:PTIE	PTI202, PTI721, Remoxy	Pain Therapeutics signs agreement with King Pharmaceuticals for Remoxy	**405**	278.19	89.95	53.97
Neuromed Development	Private	Exalgo	Covidien signs commercialization agreement with Neuromed Development for Exalgo™	**84.2**	Private	n/a	n/a

RELMADA THERAPEUTICS

Investment Highlights

- Robust portfolio of four drugs in development that address unmet needs in the largest drug prescription market in the world: the treatment of pain
- Three products combine proven drug candidates with novel delivery methods to create new drugs with new indications, while the fourth is a new entity
- A low cost, low risk drug development strategy that provides the ability to bring products to market faster for three of our four products
- A risk balanced, therapeutically focused product portfolio mitigates development risk while promising significant upside
- Highly experienced drug development leadership and a world class Scientific Advisory Board provide the expertise to efficiently advance product development